UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2018

CoBiz Financial Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-15955

Colorado	84-0826324

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1401 Lawrence St., Ste. 1200 Denver, Colorado	80202

(Address of principal executive offices)	(Zip Code)

(303) 312-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 5.07. Submission of Matters to a Vote of Security Holders.

CoBiz Financial Inc. (the “Company”) held its annual meeting of shareholders on April 26, 2018,  where the shareholders elected twelve directors to serve for a one-year term; approved, on a nonbinding basis, executive compensation for the fiscal year ending December 31, 2017; ratified, on a nonbinding basis, the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and voted, on a nonbinding basis, for the Company to continue to hold an annual advisory vote on the compensation of the Company’s named executive officers.

The results of the votes were as follows:

1Shareholders elected the following nominees to serve as directors of the Company for a one-year term:

Nominee	For	Withheld	Abstain	Broker non-votes
Steven Bangert	36,425,345	9,258	505	3,154,871
Michael G. Hutchinson	35,524,834	904,390	5,884	3,154,871
Angela M. MacPhee	36,333,695	97,828	3,585	3,154,871
Joel R. Montbriand	36,335,000	96,523	3,585	3,154,871
Jonathan P. Pinkus	36,332,500	96,523	6,085	3,154,871
Mary K Rhinehart	36,110,486	322,537	2,085	3,154,871
Noel N Rothman	36,291,278	141,245	2,585	3,154,871
Terrance M. Scanlan	36,342,500	86,523	6,085	3,154,871
Bruce H Schroffel	36,407,034	23,289	4,785	3,154,871
Mary Beth Vitale	36,241,779	191,244	2,085	3,154,871
Marc S. Wallace	36,289,545	141,478	4,085	3,154,871
Willis T. Wiedel	36,335,000	96,523	3,585	3,154,871

2Shareholders approved, on a nonbinding basis, executive compensation for the fiscal year ending December 31, 2017:

For	35,813,220
Against	568,656
Abstain	53,232
Broker non-votes	3,154,871

3Shareholders ratified, on a nonbinding basis, Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	39,555,770
Against	12,839
Abstain	21,370

4Shareholders voted, on a nonbinding basis, a preference to hold an annual advisory vote on the compensation of our named executive officers:

1 Year	31,738,155
2 Years	1,314,737
3 Years	1,888,812
Abstain	1,493,404
Broker non-votes	3,154,871

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Financial Inc.

(Registrant)

Date: April 27, 2018	/s/	Lyne Andrich
Lyne Andrich
Chief Operating Officer and Chief Financial Officer
CoBiz Financial Inc.